SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 19, 2003

                             WILLIAMS SCOTSMAN, INC.
             (Exact name of Registrant as specified in its Charter)



                        Commission File Number: 033-68444




         Maryland                      033-68444                 52-0665775
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

8211 Town Center Drive                                             21236
  Baltimore, Maryland                                            (Zip Code)
(Address of principal executive offices)

                                 (410) 931-6000
              (Registrant's telephone number, including area code)

                                      None
               (Former name, former address and former fiscal year
                        - if changed since last report)

ITEM 5. OTHER EVENTS

On August 19, 2003, Williams Scotsman, Inc. issued a press release announcing the completion of its $150 million offering of senior secured notes and credit facility amendment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
----------                          -------------------------------------------
99.1                                Press  Release  dated  August 19, 2003 with
                                    respect to  Registrant's  offering  of $150
                                    million  of   senior  secured   notes   and
                                    amending of credit facility.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   WILLIAMS SCOTSMAN, INC.



                                                   By:  /s/ Gerard E. Holthaus
                                                        ----------------------
                                                        Gerard E. Holthaus
                                                        Chief Executive Officer

Dated: August 19, 2003




                                 EXHIBIT INDEX


Exhibit                          Description
-------                          -----------------------------------
99.1                             Press Release dated August 19, 2003

                                                     Exhibit 99.1-Press Release
                                                          For Immediate Release



For Further Information Contact:
         John C. Cantlin
         Chief Financial Officer
         (410) 931-6108


    WILLIAMS SCOTSMAN, INC. COMPLETES $150 MILLION OFFERING OF SENIOR  SECURED
                        NOTES AND AMENDS CREDIT FACILITY
    --------------------------------------------------------------------------


Baltimore, MD August 19, 2003 - Williams Scotsman, Inc. today announced that it has completed the sale of $150 million of its 10% senior secured notes due 2008 pursuant to an exemption from the registration requirements of the Securities Act of 1933. The proceeds of this offering were used primarily to repay a portion of the Company's indebtedness under its existing credit agreement.

The senior secured notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Williams Scotsman also announced today that it has amended its bank credit facility. The amendment, which modifies certain financial ratios that the company is required to maintain, includes (1) increasing the permitted maximum leverage ratio, (2) decreasing the required utilization rate, and (3) decreasing the minimum interest coverage ratio.

All statements other than statements of historical fact included in this press release are forward-looking statements and involve expectations, beliefs, plans, intentions or strategies regarding the future. Although the Company believes
that  the  expectations reflected  in  these  forward-looking   statements  are
reasonable, it assumes no responsibility for the accuracy and completeness of these forward-looking statements and gives no assurance that these expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations are disclosed under "Risk Factors" and elsewhere in the Company's 10-K, 10-Q and other SEC filings. The Company assumes no obligation to update any forward-looking statement.